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                                                                    Exhibit 10.3

                        MERIDIAN AUTOMOTIVE SYSTEMS, INC.


                           DEFERRED COMPENSATION PLAN


                          EFFECTIVE AS OF JULY 1, 2002

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                                TABLE OF CONTENTS


                                                                        PAGE

ARTICLE 1  INTRODUCTION......................................................1


ARTICLE 2  DEFINITIONS.......................................................1

       2.1.  "Account".......................................................1
       2.2.  "Base Salary"...................................................1
       2.3.  "Beneficiary"...................................................1
       2.4.  "Board of Directors"............................................2
       2.5.  "Bonus".........................................................2
       2.6.  "Bonus Deferral"................................................2
       2.7.  "Change in Control".............................................2
       2.8.  "Code"..........................................................3
       2.9.  "Company".......................................................3
       2.10. "Deferral Form".................................................3
       2.11. "Elective Deferral".............................................3
       2.12. "Eligible Employee".............................................3
       2.13. "Employer"......................................................3
       2.14. "ERISA".........................................................3
       2.15. "Initial Account Balance".......................................3
       2.16. "Participant"...................................................3
       2.17. "Plan"..........................................................3
       2.18. "Plan Administrator"............................................3
       2.19. "Plan Year".....................................................3
       2.20. "SERP"..........................................................3
       2.21. "Trust Agreement"...............................................4
       2.22. "Trust Fund"....................................................4
       2.23. "Trustee".......................................................4

ARTICLE 3  ELIGIBILITY AND PARTICIPATION.....................................4
       3.2.  Participation...................................................4

ARTICLE 4  DEFERRALS AND CONTRIBUTIONS.......................................4

       4.1.  Initial Account Balance.........................................4
       4.2.  Elective Deferrals..............................................4
       4.3.  Bonus Deferrals.................................................5
       4.4.  Deferral Conditions.............................................5

ARTICLE 5  ACCOUNTS..........................................................6

       5.1.  Accounts........................................................6
       5.2.  Investment Results..............................................6
       5.3.  Statements......................................................7


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ARTICLE 6  FULL VESTING......................................................7


ARTICLE 7  DISTRIBUTION OF ACCOUNTS..........................................7

       7.1.  Election as to Time of Distribution.............................7
       7.2.  Form and Time of Payment........................................8
       7.3.  Unforeseeable Emergency.........................................8
       7.4.  Right of Offset.................................................8
       7.5.  Tax Withholding.................................................8

ARTICLE 8  FUNDING...........................................................9

       8.1.  Establishment of Trust Fund.....................................9
       8.2.  Status as Grantor/Rabbi Trust...................................9
       8.3.  Status of Participants as Unsecured Creditors...................9

ARTICLE 9  PLAN ADMINISTRATION..............................................10

       9.1.  Plan Administration and Interpretation.........................10
       9.2.  Powers, Duties, Procedures.....................................10
       9.3.  Information....................................................10
       9.4.  Indemnification of Plan Administrator..........................10
       9.5.  Claims Procedure...............................................10

ARTICLE 10  AMENDMENT AND TERMINATION.......................................12


ARTICLE 11  MISCELLANEOUS...................................................12

      11.1.  General Creditor Status........................................12
      11.2.  No Assignment..................................................12
      11.3.  Notices and Communications.....................................12
      11.4.  Employment Rights..............................................13
      11.5.  Receipt and Release............................................13
      11.6.  Severability...................................................13
      11.7.  Governing Law..................................................13
      11.8.  Headings.......................................................13
      11.9.  Construction...................................................13


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                        MERIDIAN AUTOMOTIVE SYSTEMS, INC.
                           DEFERRED COMPENSATION PLAN
                          Effective as of July 1, 2002

                                   ARTICLE 1
                                  INTRODUCTION

     Meridian Automotive Systems, Inc. (the "Company") hereby adopts the Meridian Automotive Systems, Inc. Deferred Compensation Plan (the "Plan") to provide certain eligible employees a means to defer receipt of a portion of their base salary, bonus and other non-periodic cash compensation. The Plan is effective as of July 1, 2002 (the "Effective Date").

     As of June 30, 2002, each employee who was eligible to participate in the Meridian Automotive Systems, Inc. Supplemental Executive Retirement Plan (the "SERP") shall become a Participant in this Plan as of the Effective Date. Any amounts credited to such Participants under the SERP through June 30, 2002 shall be transferred to this Plan and credited (with accrued interest) as the Participant's initial Account balance under this Plan, and this Plan shall govern the investment and disposition of such amounts from and after the Effective Date.

                                    ARTICLE 2
                                   DEFINITIONS

     Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

     2.1. "ACCOUNT" means an account established for the benefit of a Participant under Section 5.1, which may include one or more sub-accounts.

     2.2. "BASE SALARY" means the annual base salary rate payable by the Employer to an Eligible Employee for services performed during any Plan Year that would be includible in the Eligible Employee's gross income for such year, determined before deductions made with respect to this Plan or any other plan maintained by the Employer permitting pre-tax contributions or deferrals. Base Salary does not include income from stock option exercises, Bonuses and Bonus Deferrals under this Plan, other types of non-recurring compensation or incentive awards, or payments or contributions to group insurance and other employee benefit plans maintained by the Employer.

     2.3. "BENEFICIARY" means the beneficiary designated in writing by the Participant to receive benefits from the Plan in the event of his death. The Beneficiary shall be designated on a form approved by the Company, and the Participant may change the Beneficiary designation at any time by completing a new form and submitting it to the Plan Administrator. If the Participant designates a trust as Beneficiary, the Company shall determine the rights of the trustee without responsibility for determining the validity, existence, or provisions of the trust. Further, the Company

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shall not have responsibility for the application of sums paid to the trustee or for the discharge of the trust. A Participant may designate multiple Beneficiaries. If the Participant fails to designate a Beneficiary, or if no Beneficiary survives the Participant by at least 60 days, payment shall be made to the Participant's estate.

     2.4. "BOARD OF DIRECTORS" means the Company's Board of Directors.

     2.5. "BONUS" means each payment of non-periodic cash compensation to a Participant other than Base Salary and reimbursement of expenses. The Plan Administrator shall periodically determine which types of payment shall be considered a separate Bonus for purposes of the Plan.

     2.6. "BONUS DEFERRAL" means the portion of a Bonus deferred by a Participant under Section 4.2 for a Plan Year.

     2.7. "CHANGE IN CONTROL" means one of the following has occurred:

          (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person shall be deemed the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than thirty-five (35) percent of the total voting power of the Voting Equity Interests of Meridian; provided, however, that a Person shall not be deemed the "beneficial owner" of shares tendered pursuant to a tender or exchange offer made by that Person or any affiliate of that Person until the tendered shares are accepted for purchase or exchange;

          (ii) the composition of the Board of Directors changing during any 24-month period such that the individuals who at the beginning of the period were members of the Board of Directors (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board; unless at least 66-2/3% of the Continuing Directors has either (i) approved the election of the new Directors, or (ii) if the election of the new Directors is voted on by shareholders, recommended that the shareholders vote for approval; or

         (iii) the Board of Directors of the Company declaring (publicly or by resolution) that a Change in Control has occurred.

               Notwithstanding the foregoing, that a "Change In Control"" shall not be deemed to occur as a result of (i) the sale or transfer of any beneficial ownership interest of Meridian equity securities from any Person that was a beneficial owner, directly or indirectly, of such securities on July 1, 2002,


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               or any of their respective Affiliates (a "Current Owner"), to any other Current Owner, (ii) any acquisition of equity securities by Meridian, (iii) any acquisition directly from Meridian (including through an underwriter or other financial intermediary), other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself directly acquired from Meridian, or (iv) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by Meridian or any entity controlled by Meridian.

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings issued thereunder. References to any section or subsection of the Code herein includes the reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces that section or subsection.

     2.9. "COMPANY" means Meridian Automotive Systems, Inc. and its successors.

     2.10. "DEFERRAL FORM" means the document or documents prescribed by the Plan Administrator pursuant to which a Participant may make elections to defer all or a portion of the Participant's Base Salary and/or Bonus.

     2.11. "ELECTIVE DEFERRAL" means the portion of Base Salary deferred by a Participant under Section 4.2 for a Plan Year.

     2.12. "ELIGIBLE EMPLOYEE" means any employee of the Employer who is designated by the Plan Administrator as eligible to participate in the Plan as set forth in Article 3.

     2.13. "EMPLOYER" means the Company and its parents, subsidiaries and affiliates to which the Company extends participation in this Plan.

     2.14. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder. References to any section or subsection of ERISA herein includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces that section or subsection.

     2.15. "INITIAL ACCOUNT BALANCE" means the Account balance established for a Participant under Section 4.1.

     2.16. "PARTICIPANT" means a current or former Eligible Employee who participates in the Plan in accordance with Article 3 and maintains an Account balance hereunder.

     2.17. "PLAN" means the Meridian Automotive Systems, Inc. Deferred Compensation Plan, as set forth herein and as amended from time to time.


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     2.18. "PLAN ADMINISTRATOR" means the Company or the committee designated by the Company as the Plan Administrator under Article 9.

     2.19. "PLAN YEAR" means the calendar year.

     2.20. "SERP" means the Meridian Automotive Systems, Inc. Supplemental Executive Retirement Plan, as in effect as of June 30, 2002.

     2.21. "TRUST AGREEMENT" means the trust agreement entered into by and between the Company and the Trustee in accordance with Section 8.1 to fund benefit payment obligations under this Plan.

     2.22. "TRUST FUND" means the assets held under the Trust Agreement.

     2.23. "TRUSTEE" means the unrelated commercial bank or trust company designated as trustee by the Company pursuant to Article 8.

                                   ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION

     3.1. ELIGIBILITY.

     (a) Each employee who was eligible to participate in the SERP as of June 30, 2002, shall be a Participant in this Plan as of the Effective Date. Each other Eligible Employee shall be eligible to participate in the Plan if so designated by the Plan Administrator, in its sole discretion.

     (b) Prior to each Plan Year, the Plan Administrator shall determine, in its discretion, the identity of those Eligible Employees who are eligible to participate in the Plan. The Plan Administrator will notify Eligible Employees of their eligibility to participate in the Plan and provide them with a Deferral Form.

     3.2. PARTICIPATION. An Eligible Employee (other than an Eligible Employee described in Section 3.1(a)) who properly completes and timely submits a Deferral Form shall become a Participant in the Plan on the first date as of which an Elective Deferral or Bonus Deferral is credited to his or her Account. A Participant in the Plan shall continue to be a Participant so long as any amount remains credited to his or her Account.

                                   ARTICLE 4
                           DEFERRALS AND CONTRIBUTIONS

     4.1. INITIAL ACCOUNT BALANCE. Eligible Employees described in Section 3.1(a) shall become Participants in the Plan as of the Effective Date. Any amounts credited (with accrued interest) to such Participants under the SERP through June 30, 2002 shall be transferred to this Plan and credited as the Participant's initial Account


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balance hereunder, and this Plan shall govern the investment and disposition of such amounts from and after the Effective Date.

     4.2. ELECTIVE DEFERRALS.

     (a) For each Plan Year, an Eligible Employee may irrevocably elect to defer, on a pre-tax basis, all or any portion of his or her Base Salary (in whole percentages) determined after (i) all contributions that the Eligible Employee has elected to make under all other retirement and welfare benefit plans maintained by the Eligible Employee's Employer have been deducted from his or her Base Salary, and (ii) all deductions from Base Salary required by law, including Social Security and Medicare taxes, have been made. Such an election is a separate and independent election from any election to defer compensation under any qualified retirement plan of the Employer. Except as provided with respect to an Unforeseen Emergency (as described in Article 7) under Section 4.4, an Eligible Employee may not change the percentage elected for deferral for a given Plan Year.

     (b) An election to defer Base Salary shall be made prior to the calendar year in which the Base Salary is earned; provided, that for the initial year of the Plan, elections to defer Base Salary for services rendered after the date of the election shall be made within 30 days of the later of the Plan's Effective Date or the date of its adoption by the Board of Directors. In the case of an Eligible Employee in his or her first year of employment, an election to defer Base Salary must be made within 30 days after the Eligible Employee commences employment and at least five business days before the commencement of the first payroll period for which the election is effective. Such elections are effective only with respect to Base Salary earned after the effective date of the election. The Plan Administrator will notify each Eligible Employee of the applicable election period and deadline for filing such elections.

     4.3. BONUS DEFERRALS.

     (a) With respect to any Plan Year, an Eligible Employee may irrevocably elect to defer all or a portion of his or her Bonus, or elements of his or her Bonus (in whole percentages). Notwithstanding the foregoing, the amount of a Bonus eligible for deferral in a given Plan Year shall be determined by first reducing the amount of such Bonus to take into account any before-tax contributions made to any qualified retirement plan or other employee benefit plan permitting pre-tax contributions, and then reducing the remaining amount of the Bonus by an amount necessary to satisfy the taxes due for Social Security and Medicare with respect to such Bonus.

     (b) An election to defer Bonuses must be made prior to the calendar year in which the Bonus is otherwise scheduled to be paid.

     4.4. DEFERRAL CONDITIONS.

     (a) All Deferral Forms for Elective and Bonus Deferrals must be timely filed on forms approved by the Plan Administrator. An Eligible Employee may change a prior election up to the date established under Section 4.2(b) or 4.3(b), as applicable.


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However, from and after the last date permitted for making such elections, all deferral elections pursuant to this Article 4 shall be irrevocable. Notwithstanding the foregoing, if a Participant incurs an Unforeseeable Emergency (as described in Article 7), he or she may amend or revoke his or her Deferral Form to the extent reasonably necessary to relieve the Unforeseeable Emergency by filing a new Deferral Form.

     (b) Deferral elections apply only for Base Salary or Bonus payable in the immediately following calendar year. To make an effective deferral, a Participant shall file a Deferral Form for each Plan Year he or she wants to defer all or a portion of his or her Base Salary and/or Bonus.

                                   ARTICLE 5
                                    ACCOUNTS

     5.1. ACCOUNTS.

     (a) The Plan Administrator shall establish an Account for each Participant to reflect a Participant's Initial Account Balance and his or her Elective Deferrals and Bonus Deferrals, if any, made for the Participant's benefit, together with any adjustments for income, gain or loss and any payments from the Account. Separate sub-accounts may be established to reflect Initial Account Balances, Elective Deferrals, Bonus Deferrals and other contributions, if any.

     (b) A Participant's Initial Account Balance, if any, shall be credited as of the Effective Date. Elective Deferrals shall be credited as of the end of each payroll period. Bonus Deferrals and deferrals of other extraordinary compensation shall be credited as of the date on which the Bonus or compensation would otherwise be paid. The Accounts are established solely for the purposes of tracking a Participant's Initial Account Balance, Elective Deferrals, Bonus Deferrals and other contributions, and any income adjustments thereto. The Accounts shall not be used to segregate assets for payment of any amounts deferred or allocated under the Plan.

     5.2. INVESTMENT RESULTS.

     (a) As of the last day of each month, the Plan Administrator shall credit each Participant's Account with earnings for that month equal to .798% of the amount credited to the Participant's Account as of the first day of that month.

     (b) Notwithstanding paragraph (a), this paragraph (b) shall apply in the event the Plan Administrator, in its discretion, decides to make available one or more investment funds in which amounts credited to each Participant's Account shall be deemed invested, in accordance with the Participant's directions. Any such directions shall be effective only in accordance with such rules as the Plan Administrator may establish and applicable federal and state law.

          (i) Each month the Plan Administrator shall credit the Participant's Account with the actual investment earnings or losses resulting


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               from the performance of the investment funds in which the
               Participant's Accounts are invested (or deemed invested).

          (ii) A Participant shall make his or her investment fund selections at such time and in such manner as permitted by the Plan Administrator. Investments must be made in whole percentages. A Participant may change his or her investment elections at any time, or may reallocate amounts invested among the investment funds available under the Plan, in accordance with such investment procedures established by the Plan Administrator.

         (iii) If a Participant does not make investment elections with respect to amounts credited to his or her Account, such amounts shall be deemed invested in such investment fund as the Plan Administrator may direct.

          (iv) Account maintenance fees and expense charges for transactions performed for each Participant's Account shall be charged to the Participant's Account. Other Plan charges and administrative expenses will be paid by the Employer.

     5.3. STATEMENTS. As soon as practicable following the last business day of each calendar quarter, the Plan Administrator (or its designee) shall provide the Participant with a statement of such Participant's Account reflecting the income, gains and losses (realized and unrealized), amounts of deferrals and distributions with respect to such Account since the prior statement.

                                   ARTICLE 6
                                  FULL VESTING

     A Participant shall at all times have a fully vested and nonforfeitable right to all amounts credited to his or her Account.

                                   ARTICLE 7
                            DISTRIBUTION OF ACCOUNTS

     7.1. ELECTION AS TO TIME OF DISTRIBUTION.

     (a) A Participant may elect that amounts deferred to his or her Account be distributed on a specific date, provided that such date is selected at the time of the deferral election for such deferred amounts. In such case, the amounts deferred shall be distributed to the Participant on the selected date.

     (b) Amounts remaining and credited to a Participant's Account upon his termination of employment for any reason shall be distributed to the Participant in accordance with Section 7.2. Amounts remaining and credited to a Participant's


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Account upon his death shall be distributed to the Participant's Beneficiary in accordance with Section 7.2. For purposes of the Plan, a Participant shall terminate employment when the Participant separates from service with all Employers. However, temporary absence from employment because of illness, vacation, approved leaves of absences, and transfers of employment among the Employers shall not be considered a termination of employment.

     7.2. FORM AND TIME OF PAYMENT.

     (a) The Participant's Accounts may be paid in either a single lump sum or in five annual installments, with such election to be made by the Participant upon becoming a Participant in the Plan on a form acceptable to the Company. The Participant may change his election each year on a form acceptable to the Company, but his or her election shall be irrevocable for each following year. If a Participant does not change his election as described above, the initial distribution election will apply. Upon a Participant's termination of employment for any reason or death, the Participant's Accounts shall be paid to the Participant, or his or her Beneficiary, as applicable, in accordance with the distribution option election on file as of December 31st of the year preceding the Participant's termination of employment for any reason (including disability) or death.

     (b) Payment of a Participant's Account shall be made, or shall begin, within 30 days of the Participant's termination of employment for any reason or death. If the installment payment option is in effect, each subsequent installment shall be paid on the anniversary of the date of the initial installment, and amounts remaining unpaid in the Participant's Account during the installment period shall continue to receive Investment Results in accordance with Section 5.2. If a Participant is receiving installment payments and dies before a complete distribution of his Account, the remaining installment payments shall continue to be paid, in installment form, to the Participant's Beneficiary.

     7.3. UNFORESEEABLE EMERGENCY.

     (a) If a Participant or Beneficiary experiences an unforeseeable emergency, the Plan Administrator, in its sole discretion, may pay to the Participant that portion, if any, of the Participant's Account that the Plan Administrator determines is necessary to satisfy such emergency, including any amount necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant or Beneficiary requesting a distribution due to an unforeseeable emergency shall apply for the distribution in writing using a form prescribed by the Plan Administrator for that purpose and shall provide such additional information as the Plan Administrator may require.

     (b) For purposes of the Plan, an "unforeseeable emergency" is an unanticipated emergency that is caused by an event beyond the control of the Participant or Beneficiary and that would result in severe financial hardship to the Participant or Beneficiary if withdrawal is not permitted. The Plan Administrator, in its discretion, shall determine an event or circumstance to constitute an unforeseeable


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emergency if such event or circumstance (i) cannot be relieved through insurance reimbursement or is not covered by insurance, (ii) cannot be reasonably relieved by the liquidation of the Participant's or Beneficiary's assets, unless such liquidation itself would cause a severe financial hardship, and (iii) is consistent with the intent of Treasury Regulation Section 1.457-2(h)(4) and (5).

     7.4. RIGHT OF OFFSET. The Company shall have the right to offset any amounts payable to a Participant under the Plan by any amount necessary to reimburse the Employer for liabilities or obligations of the Participant to the Employer, including for amounts misappropriated by the Participant.

     7.5. TAX WITHHOLDING. Income taxes and other taxes payable with respect to an Account shall be deducted from amounts payable under the Plan. All federal, state or local taxes that the Plan Administrator determines are required to be withheld from any payments made pursuant to this Plan shall be withheld.

                                   ARTICLE 8
                                    FUNDING

     8.1. ESTABLISHMENT OF TRUST FUND.

     (a) Except as otherwise required by paragraph (b), the Company may, but shall not be required to enter into a Trust Agreement with an unrelated financial institution, as Trustee, to establish a Trust Fund. If a Trust Fund is established, the Company may, but is not required to, make contributions to the Trust Fund. Such Trust Fund may be the same as the Company establishes for purposes of funding benefits under any other plan of compensation of the Company.

     (b) Notwithstanding paragraph (a), within 15 days following the date of a Change in Control of the Company, the Company shall enter into a Trust Agreement with a Trustee to establish a Trust Fund (if one has not yet been established under paragraph (a)), which shall be used to fund the benefits payable under this Plan. Such Trust Fund may be the same as the Company establishes for purposes of funding benefits under any other plan of compensation of the Company. Within 15 days following the date of a Change in Control of the Company, the Company shall deposit sufficient cash or marketable securities in the Trust Fund with the Trustee to fully fund all benefit obligations under this Plan, which shall be determined as if all obligations under this Plan became immediately due and payable as of the date of the Change in Control of the Company.

     8.2. STATUS AS GRANTOR/RABBI TRUST. If established under 6.1, the Trust Fund shall meet the requirements of a "grantor trust" under Sections 671 through 678 of the Code and of a "rabbi trust" under Internal Revenue Service Revenue Procedure 92-64. The Trust Agreement shall provide that the assets of the Trust Fund are subject to the claims of the Company's general creditors if the Company becomes insolvent. If any assets of the Trust Fund are seized by general creditors of the Company, a Participant's right to receive benefits under the Plan shall not be changed.


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     8.3. STATUS OF PARTICIPANTS AS UNSECURED CREDITORS. The obligation of the
Employer to pay benefits under the Plan shall be unsecured. Each Participant is an unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to make benefit payments in the future. The establishment of an account for a Participant and the Company's payment of contributions to the Trust Fund are not intended to create any security for payment of benefits under the Plan or change the status of the Plan as an unfunded plan for tax purposes or Title I of ERISA.

                                   ARTICLE 9
                               PLAN ADMINISTRATION

     9.1. PLAN ADMINISTRATION AND INTERPRETATION. The Plan Administrator shall have complete authority over the administration and operation of the Plan. The Plan Administrator shall have the discretion to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, Beneficiary or other person having or claiming to have any interest under the Plan. Benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the Eligible Employee, Participant, Beneficiary or other person is entitled to them. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants, Beneficiaries and any other claimants hereunder, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual serving as Plan Administrator who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Employer or a trustee (if any).

     9.2. POWERS, DUTIES, PROCEDURES. The Plan Administrator shall have the power and duty to adopt such rules, act in accordance with such procedures, appoint such officers or agents, delegate such powers and duties, and follow such claims and appeal procedures with respect to the Plan, as the Plan Administrator may determine or establish. The Plan Administrator or individuals acting on its behalf shall receive reimbursement for any reasonable business expense incurred in the performance of the foregoing duties.

     9.3. INFORMATION. To enable the Plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, retirement, death, termination of employment and such other pertinent facts as the Plan Administrator may require.

     9.4. INDEMNIFICATION OF PLAN ADMINISTRATOR. The Company agrees to indemnify and to defend to the fullest extent permitted by law any officer or employee who serves as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including reasonable attorneys' fees and amounts paid in settlement of any claims approved by the

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Company in writing in advance) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

     9.5. CLAIMS PROCEDURE. A Participant or Beneficiary shall have the right to file a claim, inquire if he or she has any right to benefits and the amounts thereof, or appeal the denial of a claim.

     (a) INITIAL CLAIM. A claim will be considered as having been filed when a written communication is made by the Participant, Beneficiary or his or her authorized representative to the attention of the Plan Administrator (the "claimant"). The Plan Administrator shall notify the claimant in writing within 90 days after receipt of the claim if the claim is wholly or partially denied. If an extension of time beyond the initial 90-day period for processing the claim is required, written notice of the extension shall be provided to the claimant prior to the expiration of the initial 90-day period. In no event shall the period, as extended, exceed 180 days. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a final decision.

     (b) CONTENT OF DENIAL. Notice of a wholly or partially denied claim for benefits will be in writing in a manner calculated to be understood by the claimant and shall include:

         (i)   the reason or reasons for denial;

         (ii) specific reference to the Plan provisions on which the denial is based;

         (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (iv)  an explanation of the Plan's claim appeal procedure.

     (c) RIGHT TO REVIEW. If a claim is wholly or partially denied, the claimant may file an appeal requesting the Plan Administrator to conduct a full and fair review of his or her claim. For purposes of this review, the Plan Administrator may appoint an individual or committee (other than the individual or committee that heard the initial claim) to act on its behalf. An appeal must be made in writing no more than 60 days after the claimant receives written notice of the denial. The claimant may review any relevant documents that apply to the case and may also submit points of disagreement and other comments in writing along with the appeal. The decision of the Plan Administrator regarding the appeal shall be given to the claimant in writing no later than 60 days following receipt of the appeal. However, if the Plan Administrator, in its sole discretion, grants a hearing, or there are special circumstances involved, the decision will be given no later than 120 days after receiving the appeal. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

     (d) EXHAUSTION OF ADMINISTRATIVE REMEDY. Notwithstanding any provision in the Plan to the contrary, no employee, Eligible Employee, Participant, Beneficiary or other person may bring any legal or administrative claim or cause of action against the Plan, the Plan Administrator or the Employer in court or any other venue until such person has exhausted its administrative remedies under this Section 8.5.

     (e) SUSPENSION OF PAYMENT. If the Plan Administrator is in doubt concerning the entitlement of any person to any payment claimed under the Plan, the Plan Administrator may instruct the Company to suspend payment until satisfied as to the person's entitlement to the payment. Notwithstanding the foregoing, no person may bring a claim for Plan benefits to arbitration, court or through any other legal action or process until the administrative claims process of this
Section 8.5 has been exhausted.

                                   ARTICLE 10
                            AMENDMENT AND TERMINATION

     The Board of Directors of the Company shall have the right to amend or terminate the Plan at any time. If the Plan is terminated and a trust is established (as described in Section 8.2 or 11.1), the Company may (a) elect to continue to maintain the trust to pay benefits hereunder as they become due as if the Plan had not terminated, or (b) direct the trustee to pay promptly to Participants (or their Beneficiaries) the balance of their Accounts. No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the date of such amendment or termination.

                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1. GENERAL CREDITOR STATUS. The Plan constitutes a mere promise by the Company to make payments in accordance with the terms of the Plan and Participants and Beneficiaries shall have the status of general unsecured creditors of the Company. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Company or of any other person.

     11.2. NO ASSIGNMENT. No Plan benefits, payments or proceeds shall be subject to any claim of any creditor of any Participant or Beneficiary and shall not be subject to attachment or garnishment or other legal process. Participant Accounts or benefits payable may not be assigned, pledged or encumbered in any manner, and any attempt to do so shall be void.

     11.3. NOTICES AND COMMUNICATIONS. All notices, statements, reports and other communications from the Plan Administrator to any Participant, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when personally delivered to, when transmitted via facsimile or other electronic media, or when mailed overnight or by first-class mail, postage prepaid and addressed to, such Participant, Beneficiary or other person at his or her last known address on the Employer's records. All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary, or other person to the Plan Administrator required or permitted under the Plan shall be in such form as is prescribed from time to time by the Plan Administrator, and shall be mailed by first-class mail, transmitted via facsimile or other electronic media, or delivered to such location as shall be specified by the Plan Administrator. Such communication shall be deemed to have been given and delivered only upon actual receipt by the Plan Administrator at such location.

     11.4. EMPLOYMENT RIGHTS. The existence of the Plan shall not grant a Participant any legal right to continue as an Employee nor affect the right of the Employer to discharge a Participant.

     11.5. RECEIPT AND RELEASE. Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Employer, the Plan Administrator and a Trustee (if any) under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Employer or a Trustee (if any) to follow the application of such funds.

     11.6. SEVERABILITY. The unenforceability of any provision of the Plan shall not affect the enforceability of the remaining provisions of the Plan.

     11.7. GOVERNING LAW. To the extent that Michigan law is not preempted by ERISA, the provisions of the Plan shall be governed by the laws of the state of Michigan.

     11.8. HEADINGS. Headings and subheadings in the Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

     11.9. CONSTRUCTION. Words used in the masculine shall apply to the feminine where applicable. Wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

                                      * * *

         IN WITNESS WHEREOF, the undersigned officer of Meridian Automotive Systems, Inc. has executed this document to certify the Company's adoption of the Plan, effective as of July 1, 2002.

    DATE:  ________________            MERIDIAN AUTOMOTIVE SYSTEMS, INC.

                                       By:
                                            ----------------------------------

                                       Its:
                                            ----------------------------------


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